UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2024

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 13, 2024, WW International, Inc. (the “Company”) amended and restated its Amended and Restated Articles of Incorporation (as amended, the “Second Amended and Restated Articles of Incorporation”) to delete Section D of Article III thereof to reflect the cancellation of the Company’s previously outstanding Series A Preferred Stock and implement additional immaterial technical and conforming changes. The Second Amended and Restated Articles of Incorporation also reflect the Company’s adoption of a majority voting standard in uncontested elections of directors in place of the previous plurality voting standard, as approved by the Company’s shareholders at the Company’s 2024 annual meeting (the “2024 Annual Meeting”). The Second Amended and Restated Articles of Incorporation retain the plurality voting standard in contested elections of directors.

Effective May 13, 2024, the Company also amended and restated its Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”) to update and expand certain procedural and informational requirements for shareholder nominations for election of directors or proposals of business at the Company’s shareholder meetings pursuant to the Company’s “advance notice” provisions, including updates to reflect the adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities and Exchange Act of 1934, as amended. The Amended and Restated Bylaws also delete certain obsolete provisions relating to the equity ownership of the Company’s former controlling shareholder and implement additional immaterial technical and conforming changes.

The foregoing summary and description of the Second Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full texts of such documents, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. In addition, marked copies of the Second Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws showing all changes from the respective prior versions are attached hereto as Exhibits 3.3 and 3.4, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the 2024 Annual Meeting on May 9, 2024. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class II directors for a term of three years expiring at the Company’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death; (2) elected the persons listed below to serve as Class I directors for a term of two years expiring at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death; (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024; (4) approved the amendment to the Company’s Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested elections of directors; (5) did not approve the amendment to the Company’s Amended and Restated Articles of Incorporation to delete various provisions related to the Company’s former controlling shareholder that are no longer applicable; and (6) approved, on an advisory basis, the Company’s named executive officer compensation. Set forth below are the voting results for these proposals.

1.

Election of two Class II directors for a term of three years expiring at the 2027 Annual Meeting and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Denis F. Kelly	28,489,452	837,275	22,868,371
Julie Rice	27,951,447	1,375,280	22,868,371

2.

Election of two Class I directors for a term of two years expiring at the 2026 Annual Meeting and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Tara Comonte	28,724,917	601,810	22,868,371
William H. Shrank, M.D.	28,720,705	606,022	22,868,371

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,536,629	1,411,620	246,849	N/A

4.	Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to adopt a majority voting standard in uncontested elections of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,742,296	455,758	128,673	22,868,371

5.

Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to delete various provisions related to the Company’s former controlling shareholder that are no longer applicable:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,937,761	315,871	73,095	22,868,371

6.	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,276,923	12,917,758	132,046	22,868,371

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 3.1	Second Amended and Restated Articles of Incorporation of WW International, Inc. (effective May 13, 2024).

Exhibit 3.2	Amended and Restated Bylaws of WW International, Inc. (effective May 13, 2024).

Exhibit 3.3	Marked Second Amended and Restated Articles of Incorporation of WW International, Inc.

Exhibit 3.4	Marked Amended and Restated Bylaws of WW International, Inc.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: May 13, 2024	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Chief Financial Officer

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